UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 20, 2016

BMW VEHICLE OWNER TRUST 2016-A
(Exact Name of Issuing Entity as specified in Charter)

BMW FS SECURITIES LLC
(Exact Name of Depositor and Registrant as specified in Charter)

BMW FINANCIAL SERVICES NA, LLC
(Exact Name of Sponsor as specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-208642-01 333-208642	22-2013053
(Commission File Number)	(IRS Employer Identification No.)

300 Chestnut Ridge Road, Woodcliff Lake, New Jersey	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 307-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.
Morgan, Lewis & Bockius LLP has been retained by the Registrant as counsel for its Registration Statement on Form SF-3 (Commission File No. 333-208642) in connection with various transactions.  Legal opinions by Morgan, Lewis & Bockius LLP and Richards, Layton & Finger, P.A. to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 5.2 and Exhibit 8.1.
Item 9.01.      Financial Statements and Exhibits.
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits:
5.1	Opinion of Morgan, Lewis & Bockius LLP as to legality (including consent of such firm).
5.2	Opinion of Richards, Layton & Finger, P.A. with respect to due authorization, enforceability and legality (including consent of such firm).
8.1	Opinion of Morgan, Lewis & Bockius LLP as to certain tax matters (including consent of such firm).
23.1	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1 and Exhibit 8.1).
23.2	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMW FS SECURITIES LLC

By: BMW Financial Services NA, LLC,
as Managing Member

By: /s/ Stefan Glebke
Name: Stefan Glebke
Title:   Treasurer

By: /s/ Ritu Chandy
Name: Ritu Chandy
    Title:   Vice President – Finance & CFO

Dated: July 20, 2016